OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                   Supplement dated November 1, 1999 to the
                       Prospectus dated December 22, 1998

The Prospectus is changed as follows:

1. The supplement dated August 23, 1999 is replaced by this supplement.

2. The last sentence of the paragraph entitled "Floating Rate/Variable Rate Obligations" on page 10 is modified to read as follows:

         The Fund will not invest more than 20% of its total assets in inverse floaters.

3. The third sentence of the paragraph entitled "Illiquid and Restricted Securities" on page 11 is modified to read as follows:

         The Fund will not invest more than 15% of its net assets in illiquid securities.

4. The section entitled "Portfolio Manger" on page 13 is changed as follows:

         The Portfolio manager of the Fund is Christian D. Smith, a Senior Vice President of the Manager. He is the person principally responsible for the day-to-day management of the Fund's portfolio, and became the Fund's portfolio manager on November 1, 1999. Mr. Smith also serves as an officer and portfolio manager for other Oppenheimer funds. Prior to joining OppenheimerFunds in 1999 he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management.

5. The second sentence of the first paragraph in the section entitled "Class A Contingent Deferred Sales Charge" on page 18 is revised to read as follows:

         The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts.


November 1, 1999                                            PS0725.013

              OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                   Supplement dated November 1, 1999 to the
         Statement of Additional Information dated December 22, 1998

The Statement of Additional Information is changed as follows:

1. The section entitled "Directors and Officers of the Fund" has the following change on page 30. Delete Caryn Halbrecht and add the following biography for Christian Smith.

     Christian D. Smith, Senior Vice President and Portfolio Manager; Age: 37 Two World Trade Center, New York, New York 10048-0203
     Senior Vice President of the Manager (since October 11, 1999); an officer of other Oppenheimer funds. From January 1999 to September 1999 he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management (an investment adviser), prior to which he was a portfolio manager for that firm (January 1990 to January 1999).


November 1, 1999                                                    PX0725.005